SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 31, 1997


                            GAENSEL GOLD MINES, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)


               0-12825                                                84-0916272
(Commission File Number)                       (IRS Employer Identification No.)


45110 Club Drive, Suite B, Indian Wells, California                        92210
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code                (619) 360-1042
                                                                 --------------

Item 2.    Acquisition or Disposition of Assets.

   On March 31, 1997, Gaensel Gold Mines, Inc. (the "Company") acquired all of the capital stock of Lifeline Medical Information Systems, Inc. ("Lifeline") from the shareholder of Lifeline (the "Shareholder"), pursuant to an Agreement and Plan of Reorganization (the "Agreement") between the Company and Shareholder. Pursuant to the Agreement, the Company issued 800,000 Shares, including 625,000 Shares to Shareholder and 175,000 Shares to various consultants. Mr. Dempsey K. Mork, President of the Company is also the Shareholder of Lifeline.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (a)(b) The required proforma financial statements are held herewith. The required audited financial statements are unavailable as of the date hereof and will be filed by the Registrant pursuant to the requirements of the Securities Exchange Act and the rules and regulations promulgated thereunder within 60 days of the date of the event reported herein.

           (c)      Exhibits

                    2. Plan of acquisition, reorganization, arrangement, liquidation or succession.

                             2.1.    Agreement and Plan of Reorganization dated
 March 31, 1997 between the Company and Shareholder.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:            April 22, 1997                        GAENSEL GOLD MINES, INC.


                                                   By:      /s/ Dempsey K. Mork
                                                       Name:    Dempsey K. Mork
                                                             Title:   President

                     GAENSEL GOLD MINES, INC. AND SUBSIDIARY
                                       AND
                   LIFELINE MEDICAL INFORMATION SYSTEMS, INC.

Content Page Consolidated Pro Forma Financial Statements

Periods Ending March 31, 1997 and October 31, 1996 and 1995

Consolidated Pro Forma Balance Sheet, as of March 31, 1997.

Consolidated Pro Forma Income Statement for the periods ending March 31, 1997 and years ending October 31, 1996 and 1995.

Consolidated Pro Forma Statement of Adjustments to Shareholders' Equity as of March 31, 1997.

Summary of Lifeline Medical Information Systems, Inc. "Significant Accounting Policies and Notes to Pro Forma Financial Statements" for the period ending March 31, 1997,

Summary of Gaensel Gold Mines, Inc. and Subsidiary "Significant Accounting Policies and Notes to Audited Financial Statements" for the fiscal year ending October 31, 1996, as contained in the October 31, 1996 10KSB Report, the 10Q Report for the 3 months ended January 31, 1997 and the 8K Report of March 31, 1997.


                     GAENSEL GOLD MINES, INC. & SUBSIDIARIES
                      CONSOLIDATED PRO FORMA BALANCE SHEET
                                 MARCH 31, 1997

                                                               Lifeline
                                        Gaensel Gold            Medical
                                        Mines, Inc. &         Information         Pro Forma         Consolidated
                                         Subsidiary          Systems, Inc.       Adjustments          Pro Forma
ASSETS

Current Assets
Cash                                  $           576      $         18,300     $            -     $        18,876
Stock Subscription Recv.                            -                     -            800 (7)                 800
Prepaid Rent                                        -                 1,997                  -               1,997
   Total Current Assets                           576                20,297                800              21,673
Other Assets
Property & Equipment-Net                            -           155,957 (3)                  -             155,957
Intangibles                                         -                 1 (2)                  -                   1
  Total Other Assets                                -               155,958                  -             155,958
  TOTAL ASSETS                        $           576      $        176,255     $          800     $       177,631

LIABILITIES & EQUITY

Current Liabilities
Accounts Payable                      $         7,635               - (5/6)                  -               7,635
Accrued Expenses                                    -             3,000 (4)                  -               3,000
  TOTAL LIABILITIES                   $         7,635                 3,000                  -              10,635

SHAREHOLDERS EQUITY
Common Stock
 Common                                       218 (8)                   (7)            800 (7)               1,018

  Paid-in Capital                           3,471,741               568,139     (3,479,018)(9)             560,862
  Retained Earnings (Deficit)             (3,479,018)             (394,884)      3,479,018 (9)           ( 394,884)

  TOTAL SHAREHOLDERS
  EQUITY (DEFICIT)                           ( 7,059)               173,255                800             166,996
  TOTAL LIABILITIES
  AND SHAREHOLDERS
  EQUITY                              $           576      $        176,255     $          800     $       177,631



       The accompanying notes are an integral part of the financial statements




                     GAENSEL GOLD MINES, INC. & SUBSIDIARIES
                     CONSOLIDATED PRO FORMA INCOME STATEMENT
                                 MARCH 31, 1997

                                                             Period Ending                  Year  Ended
                                                                3/31/97            10/31/96           10/31/95

Net Sales                                                  $              -     $            -     $             -

Cost of Goods Sold                                                        -                  -                   -

Gross Profits                                                             -                  -                   -

General, Administrative
  and Selling Expenses                                              394,884            103,263               7,836
Operating Income (Loss)                                           (394,884)          (103,263)              ( 7,836)

Other Expenses                                                            -                  -                   -

Income (Loss) Before
  Taxes and Extraordinary
  Items                                                           (394,884)          (103,263)              (7,836)

Income Taxes (Benefit)                                                    -                  -                   -
Income Before
  Extra Ordinary Items                                            (394,884)           (103,263)             (7,836)

Extraordinary Items -
  Non-Operating Income                                                    -              5,895                   -

NET INCOME (LOSS)                                          $      (394,884)     $     (97,368)     $       (7,836)

Income (Loss) Per Share                                    $        (0.90)     $      (0.080)     $       (0.170)
Weighted  Average Number
  of Shares                                                        436,294*          1,164,020              46,282
**Reflects 1 for 10 Gaensel
    reverse Common Stock Split
    effected February 1997.
  Shares Outstanding:
     @  10/31/95 year end                                            72,125
     @  10/31/96 year end                                         218,379**
     @    3/31/97                                                 1,018,379     (Includes 800,000 shares
                                                                                issued for Lifeline

  Weighted Average                                                              Medical Information Systems,
                                                                                Inc. Acquisition)
  Number of Shares                                                 436,294*

   The accompanying notes are an integral part of the financial statements




                     GAENSEL GOLD MINES, INC. & SUBSIDIARIES
                  PRO FORMA ADJUSTMENTS TO SHAREHOLDERS EQUITY
                                 MARCH 31, 1997

                                                                                        Total
                                    Number          Common           Paid-In          Earnings          Equity
                                   Of Shares         Stock           Capital           (Loss)          (Deficit)

Before Acquisition of
 Lifeline Medical
 Information Systems, Inc.
 Gaensel Gold Mines, Inc.
 Common Stock & Equity                 218,379    $         218        3,471,741   $(3,479,018)*     $     (7,059)

Acquisition of Lifeline Medical
 Information Systems, Inc.
 Issuance of Gaensel Common
 Shares; Par Value $.001/share
 for all Lifeline Medical
 Information  Systems, Inc.
 Preferred and Common Stock        800,000 (7)              800          568,139       (394,884)           174,055

Transfer Gaensel Gold Mines
  Retained Earnings (Deficit)*
  Prior to Acquisition to Paid-in
  Capital Surplus Account                    -                -   (3,479,018)(9)   3,479,018 (9)                 -

SHAREHOLDERS EQUITY
 MARCH 31, 1997 AFTER
 ACQUISITION OF LIFELINE
 MEDICAL INFORMATION
 SYSTEMS, INC.                    1,018,379(8)    $       1,018   $      560,862   $   (394,884)     $     166,996


























                      The accompanying notes are an integral part of the financial statements

                     GAENSEL GOLD MINES, INC. & SUBSIDIARIES
             NOTES TO FINANCIAL STATEMENTS FOR PRO FORMA ADJUSTMENTS
            APPLICABLE TO LIFELINE MEDICAL INFORMATION SYSTEMS, INC.

                      For The Period Ending March 31, 1997

Note 1:  Organization and Significant Accounting Policies

Nature of Organization:

Lifeline Medical Information Systems, Inc. (the "Company") is a service corporation organized in the State of Nevada for the purpose of providing a medical database information system readily accessible to the medical profession and the general public through the Internet Web System on a world-wide basis.

Basis of Presentation:

All references in these Notes refer solely to the Financial Statement Data for Lifeline Medical Information Systems, Inc. The Pro Forma Financial Statements were prepared in accordance with Generally Accepted Accounting Principles. All significant intercompany accounts and transactions have been eliminated.

Intangible Assets:

Intangible Assets consists of the Intellectual Properties of the medical database which has been developed by the Company and have been valued at $1.00 for financial statement presentation. All costs incurred for this item through the date of these financial statements have been expensed on the Company's books.

Property and Equipment:

Property and Equipment is stated at cost. Depreciation is computed using straight line methods over the estimated five to ten year useful lives of the assets.

Expenditures for additions and improvements are capitalized. Repairs and maintenance are expensed as incurred.

Industry and Geographical Segment Reporting;

Not applicable for this reporting period.

Use of Estimates:

The preparation of financial statements in conformity with Generally Accepted Accounting Principles requires management to make certain estimates and assumptions about the future outcome of current transactions which may affect reporting and disclosure of these transactions. Accordingly, actual results could differ from those estimates used in preparing these financial statements.

Newly-Issued Accounting Standards:

In March 1995, Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for the Long-Lived Assets to be disposed of" (SFAS No. 121) was issued. The Company will adopt SFAS No. 121 for the issuance of its Financial Statements.

                     GAENSEL GOLD MINES, INC. & SUBSIDIARIES
             NOTES TO FINANCIAL STATEMENTS FOR PRO FORMA ADJUSTMENTS
            APPLICABLE TO LIFELINE MEDICAL INFORMATION SYSTEMS, INC.

                      For The Period Ending March 31, 1997

Note 1:   Organization and Significant Accounting Policies (Continued)

Newly-Issued Accounting Standards (continued)

This standard requires that long-lived assets and certain intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. In adopting this standard, the Company will be required to estimate the future cash flows expected from the use of the asset and its eventual disposition. If the sum of the future cash flows (undiscounted and without interest charges) is less than the carrying amount of the asset, and impairment loss would be recognized and reflected in the Company's Financial Statements for the fiscal period involved.

Management believes that the impact of SFAS No. 121 on the Company's financial position and results of operations is not expected to be material.

Note 2:  Intangible Assets

Intangible Assets arose in the Company developing a Medical Database Information System. All costs associated with these efforts which have been incurred to date have been expensed. Management has assigned a $1.00 value for the presentations of these financial statements.

Note 3:  Property and Equipment - Fixed Assets

These assets consisted of the following asset categories at March 31, 1997:

                  Office Furniture and Equipment              $          116,549
                  Improvements and Fixtures                               63,828
                  Total Actual Costs Capitalized              $          180,377

                  Less Accumulated Depreciation                         (24,420)

                  Net Property and Equipment                  $          155,957

                  Depreciation expense totalled $24,420 for fiscal 1997.

Note 4:  Accrued Liabilities

As of the close of fiscal 1997, the Company reflects at estimate of $3,000 covering Legal and Accounting Expenses which may be incurred in the rendering of Audited Financial Statements which would be required for a potential merger transaction in the near future.

Note 5:  Accounts Payable/Commitments and Contingencies

Operating Leases:
Lifeline Medical Information Systems, Inc.  currently shares offices with its present owner, Magellan Capital
Corporation. Accordingly, the Company has no firm commitments or long term obligations to address on this item.
The share rent expense for fiscal 1997 was $7,627.

                     GAENSEL GOLD MINES, INC. & SUBSIDIARIES
             NOTES TO FINANCIAL STATEMENTS FOR PRO FORMA ADJUSTMENTS
            APPLICABLE TO LIFELINE MEDICAL INFORMATION SYSTEMS, INC.

                      For the Period Ending March 31, 1997

Note 5:  Accounts Payable/Commitments and Contingencies (continued)

Contingencies:
There are no known contingencies to provide for as of the date of these financial statements.

Note 6:  Income Taxes

There have been no provisions made for fiscal 1997 since this is the first year of operations and a pretax loss has been recorded by the Company.

Note 7: Consideration given by Gaensel Gold Mines, Inc. & Subsidiary for the acquisition of Lifeline Medical
         Information Systems, Inc.

In  accordance  with terms and  conditions  stated in the  AGREEMENT AND PLAN OF
REORGANIZATION (the "Agreement") dated March 31, 1997, between Gaensel Gold Mines, Inc. & Subsidiary (the Company) and Magellan Capital Corporation ("Shareholder"), the owner of all of the Capital Stock of Lifeline Medical
Information Systems, Inc., the Company acquired all of the common stock of Lifeline Medical Information Systems, Inc. in exchange for 800,000 shares of the voting Common Stock of Gaensel Gold Mines, Inc., at a par value of $.001 per share.

The total value of this transaction is a Stock Subscription Receivable from Magellan Capital Corporation of $800.00 for the 800,000 shares of Gaensel Gold Mines, Inc. Common Stock, in exchange for the 50,000,000 shares of Common Stock (par value of $.0012 per share) and 10,000,000 shares of Preferred Stock (par value of $.001 per share) of Lifeline Medical Information Systems, Inc.

Note 8:  Gaensel Gold Mines, Inc. & Subsidiary Capital Stock

The capital stock structure of Gaensel Gold Mines, Inc. consists of 50,000,000 shares of Common Stock Authorized, par value of $.001 per share, of which 1,018,379 shares are outstanding as of March 31, 1997, which includes the 800,000 shares issued for the acquisition of Lifeline Medical Information Systems, Inc. This amount reflects a one-for-one hundred reverse stock split effected as of February 20, 1997.

Note 9:  Gaensel Gold Mines, Inc. & Subsidiaries Shareholders Equity

The accumulated Retained Earnings (Deficit) of Gold Mines, Inc. as of March 31, 1997 amounting to ($3,479,018) has been transferred to the Paid-in Capital Surplus Account. The restated Retained Earnings (Deficit) as of March 31, 1997 represents the Pro Forma adjusted balance after the acquisition of Lifeline Medical Information Systems, Inc.

Note 10: Consolidated Pro Forma Income Statement Reporting Periods

The Income Statement periods for the two preceding periods cover the 12 Months Ended October 31, 1996 and 1995 for Gaensel Gold Mines, Inc. & Subsidiary only since Lifeline Medical Information Systems, Inc. was not in operation during those periods.

                      GAENSEL GOLD MINES, INC. & SUBSIDIARY
             NOTES TO FINANCIAL STATEMENTS FOR PRO FORMA ADJUSTMENTS
               APPLICABLE TO GAENSEL GOLD MINES, INC. & SUBSIDIARY

                      For The Period Ending March 31, 1997

Note 10: Consolidated Pro Forma Income Statement Reporting Periods, (continued)

The Income Statement for the period ending March 31, 1997 includes the 5 month period of Gaensel Gold Mines, Inc. & Subsidiary (November 1, 1996 to March 31, 1997, which reflected no income or expenses during that period) and the 12 month period of Lifeline Medical Information Systems, Inc.

Note 11: Organization, Significant Accounting Policies, and Footnotes to Financial Statements

Refer to the Gaensel Gold Mines, Inc. & Subsidiary 10KSB for the 12 months ended October 31, 1996 and the 10Q for the 3 months ended January 31, 1997.